Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT (To Prospectus dated July 19, 2019 and Prospectus Supplement dated August 5, 2019, November 4, 2019 and February 5, 2020)	February 7, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement, dated February 5, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement, dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated July19, 2019 (the “Base Prospectus,” together with the Third Prospectus Supplement, the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to January 7, 2020, we sold a total of 49,321,226 shares of common stock pursuant to the “at-the-market” offering. Of the 49,321,226 shares of common stock sold, 13,813,244 shares were sold pursuant to our prior registration statement on Form N-2 (File No 333-205405) (the “Prior Registration Statement”). The total amount of capital raised as a result of these sales of common stock was approximately $497.9 million ($147.6 million pursuant to the Prior Registration Statement) and net proceeds were approximately $489.8 million ($144.5 million pursuant to the Prior Registration Statement) after deducting the sales agent’s commissions and offering expenses.

Recent Developments

Preferred Stock Offering

On February 6, 2020, the Company announced that it priced an underwritten public offering of 3,500,000 shares of its newly designated 6.25% Series 2027 Term Preferred Shares (the “Preferred Stock”) at a public offering price of $25 per share, raising $87.5 million in gross proceeds. The Company also granted the underwriters a 30-day option to purchase up to 525,000 additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on February 11, 2020. The Company has applied to list the Preferred Stock on the NASDAQ Global Select Market and expects trading to commence thereon within 30 days after February 11, 2020 under the symbol “OXLCP.”

Third Quarter 2019 Financial Results

•	Net asset value (“NAV”) per share as of December 31, 2019 stood at $6.81, compared with a NAV per share on September 30, 2019 of $6.63.

•	Net investment income (“NII”), calculated in accordance with generally accepted accounting principles (“GAAP”), was approximately $20.0 million, or $0.32 per share, for the quarter ended December 31, 2019.

•	Our core net investment income (“Core NII”) was approximately $39.1 million, or $0.62 per share, for the quarter ended December 31, 2019.

•	Core NII represents NII adjusted for additional applicable cash distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation (“CLO”) equity investments. See additional information under “Supplemental Information Regarding Core Net Investment Income” below.

•	We emphasize that our taxable income may materially differ from our GAAP NII and/or our Core NII, and that neither GAAP NII nor Core NII should be relied upon as indicators of our taxable income.

•	Total investment income for the third fiscal quarter amounted to approximately $32.4 million, which represented an increase of $4.0 million from the quarter ended September 30, 2019.

•	For the quarter ended December 31, 2019 we recorded investment income from our portfolio as follows:

•	$30.8 million from our CLO equity investments, and

•	$1.6 million from our CLO debt investments and other income.

•	As of December 31, 2019 the following metrics applied (note that none of these metrics represented a total return to shareholders):

•	The weighted average yield of our CLO debt investments at current cost was 12.4%, compared with 10.4% as of September 30, 2019.

•	The weighted average effective yield of our CLO equity investments at current cost was 16.4%, compared with 16.4% as of September 30, 2019.

•	The weighted average cash distribution yield of our CLO equity investments at current cost was 25.2%, compared with 22.1% as of September 30, 2019.

•	For the quarter ended December 31, 2019 we recorded a net increase in net assets resulting from operations of approximately $18.8 million, or $0.30 per share, comprised of:

•	Net investment income of $20.0 million;

•	Net realized loss of $1.6 million; and

•	Net unrealized appreciation of $0.4 million.

•	During the quarter ended December 31, 2019 we made additional CLO investments of approximately $106.4 million, and received $16.2 million from sales and repayments of our CLO investments.

•	For the quarter ended December 31, 2019, we issued a total of 9,116,419 shares of common stock pursuant to an “at-the-market” offering. After deducting the sales agent’s commissions and offering expenses, this resulted in net proceeds of approximately $78.9 million. As of January 31, 2020, we had approximately 69.0 million shares of common stock outstanding.

•	On December 26, 2019, the Fund amended its Repurchase Transaction Facility (“Repo”) with Nomura Securities International, Inc., to extend the maturity date of the Repo from April 2, 2020 to October 2, 2020, and increase the maximum facility size of the Repo from $35.0 million to $50.0 million.

•	On January 31, 2020 our Board of Directors declared the following distributions on our common stock:

Month Ending	Record Date	Payment Date	Amount Per Share
April 30, 2020	April 15, 2020	April 30, 2020	$0.135
May 31, 2020	May 14, 2020	May 29, 2020	$0.135
June 30, 2020	June 15, 2020	June 30, 2020	$0.135

Our Board of Directors also declared the required monthly dividends on our Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares (each, a “Share”) as follows:

Preferred Shares Type	Per Share Dividend Amount Declared	Record Dates	Payment Dates
Series 2023	$0.156250	March 17, April 15, May 14	March 31, April 30, May 29
Series 2024	$0.140625	March 17, April 15, May 14	March 31, April 30, May 29

In accordance with their terms, each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not, in any case, be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

We provide information relating to Core NII (a non-GAAP measure) on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. Core NII represents GAAP NII adjusted for additional applicable cash distributions received, or entitled to be received (if any, in either case), on our CLO equity investments. OXLC’s management uses this information in its internal analysis of results and believes that this information may be informative in gauging the quality of OXLC’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons.

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation is adjusted to the cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by the Company during the period (referred to below as “CLO equity adjustments”).

Furthermore, in order for the Company to continue qualifying as a regulated investment company (“RIC”) for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, Core NII may provide a better indication of our estimated taxable income for a reporting period than GAAP NII; we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our Core NII.

The following table provides a reconciliation of GAAP NII to Core NII for the three months ended December 31, 2019:

	Three Months Ended December 31, 2019
	Amount	Per Share Amount
GAAP Net investment income	$19,976,648	$0.32
CLO equity adjustments	19,086,164	0.30
Core Net investment income	$39,062,812	$0.62

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

On February 4, 2020, the Company filed its Quarterly Schedule of Portfolio Holdings for the quarter ended December 31, 2019. The text of the Quarterly Schedule of Portfolio Holdings is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Debt Investments
Structured Finance - Debt Investments
BlueMountain CLO 2018-1 Ltd.
CLO secured notes - Class F(3)(6), 10.15% (LIBOR + 8.21%, due July 30, 2030)	$6,000,000	$4,174,844	$4,627,800

Cathedral Lake II, Ltd.
CLO secured notes - Class E1R(3)(6)(12), 9.25% (LIBOR + 7.25%, due July 16, 2029)	4,500,000	3,749,457	4,346,100

CIFC Funding 2014, Ltd.
CLO secured notes - Class FR2(3)(6), 9.90% (LIBOR + 7.90%, due January 18, 2031)	4,000,000	2,980,611	3,242,000

Dryden 49 Senior Loan Fund
CLO secured notes - Class F(3)(6), 9.55% (LIBOR + 7.55%, due July 18, 2030)	2,500,000	1,957,795	2,245,000

East West Investment Management CLO 2019-1, Ltd.
CLO secured notes - Class E(3)(6), 9.36% (LIBOR + 7.41%, due January 20, 2033)	2,600,000	2,340,109	2,340,000

Longfellow Place CLO, Ltd.
CLO secured notes - Class FRR(3)(6), 10.50% (LIBOR + 8.50%, due April 15, 2029)	775,000	633,570	511,888

Mountain Hawk II CLO, Ltd.
CLO secured notes - Class E(3)(6), 6.77% (LIBOR + 4.80%, due July 22, 2024)	9,000,000	7,843,447	6,232,500

OZLM XIII, Ltd.
CLO secured notes - Class D(3)(6), 7.39% (LIBOR + 5.45%, due July 30, 2027)	9,500,000	8,848,500	8,577,550

OZLM XIII, Ltd.
CLO secured notes - Class E(3)(6), 8.44% (LIBOR + 6.50%, due July 30, 2027)	2,000,000	1,480,462	1,481,800

OZLM XXII, Ltd.
CLO secured notes - Class E(3)(6), 9.39% (LIBOR + 7.39%, due January 17, 2031)	2,670,000	2,589,996	2,032,671

Shackleton 2017-X CLO, Ltd.
CLO secured notes - Class FRR(3)(6), 8.18% (LIBOR + 6.22%, due April 20, 2029)	7,000,000	5,913,492	6,518,400

THL Credit WR 2014-3K CLO Ltd.
CLO secured notes - Class E(3)(6), 8.09% (LIBOR + 6.09%, due October 15, 2030)	2,500,000	1,948,499	2,305,250

Venture XV, Ltd.
CLO secured notes - Class ER2(3)(6)(12), 9.19% (LIBOR + 7.19%, due July 15, 2032)	2,250,000	2,076,443	1,963,125
Total Structured Finance - Debt Investments		$46,537,225	$46,424,084	9.93%
Total Collateralized Loan Obligation - Debt Investments		$46,537,225	$46,424,084	9.93%

Collateralized Loan Obligation - Equity Investments
Structured Finance - Equity Investments
ALM XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.12%, maturity January 15, 2028)	$6,500,000	$3,635,296	$3,105,414

AMMC CLO XI, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 14.53%, maturity April 30, 2031)	2,100,000	1,253,241	966,000

AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 10.89%, maturity November 10, 2030)	11,428,571	6,056,271	3,885,714

Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.77%, maturity January 28, 2031)	6,000,000	5,005,800	4,620,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 36.05%, maturity January 15, 2030)	20,000,000	16,129,595	14,842,597

Anchorage Capital CLO 8, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.01%, maturity July 28, 2028)	6,000,000	4,875,469	4,500,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 13.39%, maturity October 17, 2026)	$5,750,000	$4,311,785	$2,167,854

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.31%, maturity April 25, 2031)	9,750,000	7,471,501	5,744,911

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 23.16%, maturity April 18, 2032)	16,000,000	12,547,332	10,786,441

Arch Street CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 31.08%, maturity October 20, 2028)	3,000,000	1,905,816	1,230,000

Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.73%, maturity July 28, 2029)	17,000,000	8,425,092	7,319,760

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.74%, maturity October 15, 2030)	25,000,000	17,254,162	17,403,813

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.70%, maturity January 15, 2029)	27,433,000	16,286,258	14,491,190

Atrium XV
CLO subordinated notes(5)(7)(12), (Estimated yield 16.40%, maturity January 23, 2031)	23,500,000	16,616,286	15,980,000

Battalion CLO VI Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity October 17, 2026)	5,000,000	414,168	90,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.97%, maturity July 17, 2028)	26,900,000	15,736,433	10,760,000

Benefit Street Partners CLO III Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.90%, maturity July 20, 2029)	5,000,000	2,306,316	1,700,000

Benefit Street Partners CLO V Ltd.
CLO preference shares(5)(7)(10), (Estimated yield 0.00%, maturity October 20, 2026)	11,500,000	809,311	529,000

BlueMountain CLO 2016-2 Ltd.
CLO preference shares(5)(7)(10), (Estimated yield 28.46%, maturity August 20, 2032)	32,794,250	15,908,084	17,380,953

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 58.17%, maturity April 16, 2026)	22,000,000	1,681,026	1,320,000

Bristol Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 6.67%, maturity April 15, 2029)	10,000,000	7,404,761	4,700,000

Canyon Capital CLO 2015-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.07%, maturity April 15, 2029)	10,000,000	6,437,541	4,800,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.32%, maturity January 18, 2029)	16,098,067	10,291,834	7,861,426

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.61%, maturity July 15, 2031)	3,900,000	2,374,715	1,560,000

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.03%, maturity October 15, 2029)	6,350,000	2,862,545	1,968,500

Cathedral Lake II, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 29.11%, maturity July 16, 2029)	14,862,200	8,997,877	7,059,545

CIFC Funding 2013-III-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.03%, maturity April 24, 2031)	4,900,000	2,462,372	2,009,000

CIFC Funding 2014, Ltd.
CLO income notes(5)(7), (Estimated yield 14.72%, maturity January 18, 2031)	6,000,000	3,684,137	2,640,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(12), (Estimated yield 17.48%, maturity October 22, 2031)	18,225,000	10,476,740	8,019,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Dryden 49 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 15.88%, maturity July 18, 2030)	$12,850,000	$9,446,020	$7,067,500

Eaton Vance CLO 2015-1, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 30.71%, maturity January 20, 2030)	2,500,000	1,359,088	1,450,000

East West Investment Management CLO 2019-1, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 19.94%, maturity January 20, 2033)	13,970,000	12,204,065	11,930,380

Elevation CLO 2015-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 54.31%, maturity April 18, 2027)	19,350,000	6,910,854	6,772,500

Ellington CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.44%, maturity February 15, 2029)	6,000,000	4,810,950	2,160,000

Figueroa CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.34%, maturity June 20, 2027)	8,500,000	4,039,371	3,315,000

Flatiron CLO 17 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.23%, maturity May 15, 2030)	2,337,500	1,559,963	1,379,125

Halcyon Loan Advisors Funding 2015-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield -33.21%, maturity April 20, 2027)	7,000,000	2,855,828	560,000

Halcyon Loan Advisors Funding 2018-1 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.62%, maturity July 20, 2031)	11,250,000	9,994,818	7,425,000

Hayfin Kingsland IX, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 26.63%, maturity April 28, 2031)	22,877,075	13,052,441	13,726,245

HPS Loan Management 10-2016, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.85%, maturity January 20, 2028)	10,000,000	5,998,198	4,500,000

Hull Street CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield -21.70%, maturity October 18, 2026)	15,000,000	3,168,718	300,000

ICG US CLO 2016-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.53%, maturity July 29, 2028)	4,750,000	4,336,015	3,171,433

Ivy Hill Middle Market Credit VII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 7.70%, maturity October 20, 2029)	5,400,000	4,307,903	2,968,321

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 2.16%, maturity July 15, 2026)	9,500,000	2,550,048	360,132

Jamestown CLO VII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield -18.28%, maturity July 25, 2027)	13,912,500	5,339,193	3,478,125

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.30%, maturity April 15, 2029)	19,640,000	7,398,727	1,910,837

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 27.67%, maturity April 19, 2030)	20,000,000	10,776,861	11,000,000

Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.47%, maturity January 27, 2026)	7,000,000	3,957,001	3,010,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Madison Park Funding XXII, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 12.87%, maturity October 25, 2029)	$15,000,000	$11,713,540	$9,750,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.13%, maturity October 20, 2029)	3,568,750	2,587,568	2,034,188

Madison Park Funding XXV, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 10.11%, maturity April 25, 2029)	1,300,000	1,126,691	819,000

Madison Park Funding XXIX, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 13.87%, maturity October 18, 2047)	17,000,000	14,336,251	12,920,000

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 19.24%, maturity April 15, 2047)	17,550,000	15,448,551	13,640,169

Madison Park Funding XXXII, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 18.60%, maturity January 22, 2048)	12,250,000	8,573,275	8,942,500

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7)(11), (Estimated yield 16.49%, maturity April 22, 2027)	34,762,500	21,733,672	19,467,000

Marble Point CLO XI Ltd.
CLO income notes(5)(7), (Estimated yield 21.06%, maturity December 18, 2047)	8,000,000	5,500,192	4,160,000

Midocean Credit CLO III
CLO income notes(5)(7), (Estimated yield 18.73%, maturity April 21, 2031)	16,650,000	7,124,349	3,996,000

Midocean Credit CLO VI
CLO income notes(5)(7)(11), (Estimated yield 12.65%, maturity January 20, 2029)	29,700,000	24,993,377	15,147,000

Mountain Hawk II CLO, Ltd.
CLO secured notes (5)(7), (Estimated yield -16.19%, maturity July 20, 2024)	25,670,000	3,759,995	64,175

Mountain View CLO 2014-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield -18.99%, maturity October 15, 2026)	15,000,000	2,707,466	578,400

Mountain View CLO 2017-2 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.09%, maturity January 16, 2031)	1,400,000	1,130,191	924,000

Nassau 2017-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 33.45%, maturity January 15, 2030)	24,400,000	16,591,404	15,128,000

NorthWoods Capital XIV-B, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.57%, maturity November 13, 2031)	5,250,000	3,051,848	3,097,500

Ocean Trails CLO VI
CLO subordinated notes(5)(7), (Estimated yield 12.61%, maturity July 15, 2028)	4,000,000	3,353,162	2,191,081

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.44%, maturity January 22, 2030)	5,668,750	3,211,498	2,721,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Octagon Investment Partners 33, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.41%, maturity January 20, 2031)	$10,000,000	$8,791,227	$7,300,000

Octagon Investment Partners 38, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 14.27%, maturity July 20, 2030)	5,000,000	4,174,948	3,500,000

Octagon Investment Partners 39, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.09%, maturity October 20, 2030)	8,700,000	7,233,284	6,438,000

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(4)(5)(11)(7), (Estimated yield 15.12%, maturity April 20, 2031)	47,250,000	40,959,025	35,910,000

Octagon Loan Funding, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.70%, maturity November 18, 2031)	1,774,526	996,889	887,263

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield -12.19%, maturity October 18, 2026)	28,840,000	15,569,906	5,479,600

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7), (Estimated yield 22.88%, maturity August 16, 2029)	8,500,000	6,193,690	4,675,000

OFSI BSL IX, Ltd.
CLO preferred shares(5)(7)(12), (Estimated yield 16.15%, maturity July 31, 2118)	11,480,000	9,946,187	8,265,600

OHA Loan Funding 2012-1, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 23, 2025)	7,400,000	165,547	606,800

OZLM Funding III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 3.01%, maturity January 22, 2029)	12,000,000	7,184,929	4,920,000

OZLM VIII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 24.94%, maturity October 17, 2029)	10,000,000	3,491,740	2,300,000

OZLM XIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.53%, maturity July 30, 2027)	23,000,000	11,689,832	6,670,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 24.46%, maturity January 15, 2029)	33,420,000	18,273,114	16,854,033

Park Avenue Institutional Advisers CLO Ltd 2018-1
CLO subordinated notes(5)(7), (Estimated yield 24.78%, maturity October 20, 2031)	6,000,000	4,505,230	4,620,000

Regatta III Funding Ltd.
CLO subordinated notes(5)(7)(10)(15), (Estimated yield 0.00%, maturity April 15, 2026)	3,750,000	38,367	22,500

Seneca Park CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 38.36%, maturity July 17, 2026)	6,000,000	795,577	540,000

Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.47%, maturity April 13, 2031)	11,750,000	9,242,181	4,870,013

Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 25.46%, maturity May 07, 2031)	15,500,000	9,230,518	7,750,000

Shackleton 2015-VII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.60%, maturity July 15, 2031)	12,500,000	8,944,530	4,563,511

Shackleton 2017-X CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.43%, maturity April 20, 2029)	25,538,000	15,707,829	10,215,200

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Sound Point CLO VI-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.08%, maturity October 20, 2031)	$19,656,983	$9,019,588	$5,700,525

Sound Point CLO XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.44%, maturity January 20, 2032)	4,880,000	3,332,457	3,172,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield -6.20%, maturity July 17, 2026)	14,332,210	6,681,756	2,006,509

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.82%, maturity January 17, 2030)	11,350,000	6,923,573	3,110,420

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.60%, maturity January 17, 2027)	21,400,000	8,639,251	3,617,548

Thacher Park CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 28.23%, maturity October 20, 2026)	4,500,000	1,215,512	945,000

THL Credit Wind River 2015-1 CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.99%, maturity October 20, 2030)	1,300,000	805,377	624,000

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 4.28%, maturity April 18, 2029)	12,000,000	9,931,444	6,000,000

THL Credit Wind River 2017-4 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.03%, maturity November 20, 2030)	10,765,400	9,737,127	8,504,666

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.67%, maturity July 20, 2029)	6,300,000	2,281,345	1,008,000

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.56%, maturity January 20, 2030)	13,270,000	11,072,170	7,033,100

Trinitas CLO VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 32.17%, maturity January 25, 2031)	2,000,000	1,179,630	1,120,000

Trinitas CLO VIII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.70%, maturity July 20, 2117)	750,000	623,950	562,500

Venture XIV CLO, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 9.06%, maturity August 28, 2029)	9,250,000	4,853,334	1,665,000

Venture XV CLO, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 8.34%, maturity July 15, 2032)	9,450,126	5,779,061	2,646,035

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

COMPANY/INVESTMENT(1)(14)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - Equity Investments (continued)
Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 11.44%, maturity April 15, 2027)	$17,000,000	$9,922,591	$4,152,301

Venture XX CLO, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield -57.06%, maturity April 15, 2027)	6,000,000	2,768,299	1,860,000

Venture XXI CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 17.61%, maturity July 15, 2027)	30,000,000	17,151,926	9,000,000

Venture 32 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 16.39%, maturity July 18, 2031)	3,500,000	3,136,346	2,555,000

Venture 37 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 20.14%, maturity July 15, 2032)	9,000,000	7,710,173	7,200,000

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.39%, maturity October 20, 2031)	5,000,000	3,548,056	2,500,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.94%, maturity October 20, 2028)	10,000,000	8,108,305	5,300,000

West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 25.24%, maturity July 18, 2026)	20,250,000	8,825,030	7,290,000

Zais CLO 8, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 20.15%, maturity April 15, 2029)	3,000,000	2,208,264	1,500,000

Zais CLO 9, Limited
CLO subordinated notes(5)(7), (Estimated yield 15.75%, maturity July 20, 2031)	10,700,000	8,948,055	5,350,000

Other CLO equity related investments
CLO other(8)		-	1,905,415
Total Structured Finance - Equity Investments		$812,168,026	$614,221,268	131.38%
Total Collateralized Loan Obligation - Equity Investments		$812,168,026	$614,221,268	131.38%

Total Investments		$858,705,251	$660,645,352	141.31%

Cash Equivalents
First American Government Obligations Fund(13)		$19,626,190	$19,626,190
Total Cash Equivalents		$19,626,190	$19,626,190	4.20%

Total Investments and Cash Equivalents		$878,331,441	$680,271,542	145.51%

LIABILITIES IN EXCESS OF OTHER ASSETS			(212,763,169)
NET ASSETS (equivalent to $6.81 per share based on 68,681,991 shares of common stock outstanding)			$467,508,373

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2019

(Unaudited)

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Cost value reflects accretion of original issue discount or market discount.
(4)	Investment represents greater than 5% of net assets.
(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of December 31, 2019.
(7)	The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO vehicles. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying vehicle’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based on the prior quarter’s ending investment cost (for previously existing portfolio investments) or the original cost for those investments made during the current quarter as well as a current projection of the future cash flows. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(9)	Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies.”
(10)	The CLO equity investment was optionally redeemed. See “Note 2. Summary of Significant Accounting Policies.”
(11)	Securities held as collateral pursuant to repurchase agreement with Nomura Securities International, Inc. See “Note 2. Summary of Significant Accounting Policies.”
(12)	The CLO equity is co-invested with the Fund’s affiliates pursuant to an exemptive order issued on June 14, 2017 by the Securities and Exchange Commission (“SEC”). See “Note 4. Related Party Transactions.”
(13)	Represents cash equivalents held in a money market account as of December 31, 2019.
(14)	The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”
(15)	This investment represents our percent ownership in certain equity securities transferred to OXLC upon the redemption of this investment on October 25, 2018.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.
NOTES TO SCHEDULE OF INVESTMENTS
DECEMBER 31, 2019
(Unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

The Schedule of Investments of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form N-Q. Accordingly, certain disclosures accompanying annual and semi-annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial condition for the interim periods have been omitted. The Schedule of Investments and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSRS for the six months ended September 30, 2019, as filed with the SEC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION

The Fund determines the fair values its investment portfolio in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement. Estimates made in the preparation of OXLC’s Schedule of Investments include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. OXLC is required to specifically fair value each individual investment on a quarterly basis.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in Collateralized Loan Obligations (“CLO”) investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Lane Management, LLC (“OXLC Management” or the “Adviser”) or the Fund’s board of directors (the “Board of Directors”) may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or OXLC Management. If a third-party valuation firm is engaged by the Fund, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

OXFORD LANE CAPITAL CORP.
NOTES TO SCHEDULE OF INVESTMENTS
DECEMBER 31, 2019
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

  Securities Sold Under Agreement to Repurchase

The Fund has entered into an agreement (“repurchase agreement”) whereby it sold securities to be repurchased at an agreed-upon price and date. Under this agreement, the Fund accounts for this transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest. The Fund’s repurchase agreement is carried at cost; which approximates fair value. Refer to “Note 9. Borrowings Related to Securities Sold Under Agreement to Repurchase” in our most recent Semi-Annual Report as of September 30, 2019 for additional information.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments which were optionally redeemed are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at December 31, 2019, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

CLO debt	$-	$-	$46.4	$46.4

CLO equity	-	-	614.2	614.2

Total investments at fair value	-	-	660.6	660.6
Cash and cash equivalents	19.6	-	-	19.6
Total assets at fair value	$19.6	$-	$660.6	$680.2

OXFORD LANE CAPITAL CORP.
NOTES TO SCHEDULE OF INVESTMENTS
DECEMBER 31, 2019
(Unaudited)

NOTE 3. FAIR VALUE (cont.)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of December 31, 2019. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of December 31, 2019	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$40.2	Market quotes	NBIP(1)	66.1%-96.6% / 86.8%	NA
	6.2	Recent Transaction Price	Actual trade	69.3%	NA

CLO equity	576.0	Market quotes	NBIP(1)	0.3%-85.4% / 46.7%	NA

	35.1	Yield Analysis	NBIP(1)	11.3%-23.9% / 16.6%	Decrease
	1.2	Liquidation Net Asset Value(5)	NBIP(1)	0.6%-8.2% / 4.5%	Increase

CLO equity - side letters	1.9	Discounted cash flow(2)	Discount rate(2)	14.9%-21.6% / 17.8%	Decrease

Total Fair Value for Level 3 Investments	$660.6

(1)	The Fund generally uses non-binding indicative prices (“NBIP”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	The Fund calculates the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.
(3)	Weighted averages are calculated based on fair value of investments.
(4)	The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.
(5)	The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation net asset value basis which represents the estimated expected residual value of the CLO as of the end of the period.

OXFORD LANE CAPITAL CORP.
NOTES TO SCHEDULE OF INVESTMENTS
DECEMBER 31, 2019
(Unaudited)

 NOTE 4. RELATED PARTY TRANSACTIONS

Co-Investment Exemptive Relief

On June 14, 2017, the Securities and Exchange Commission (the “SEC”) issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.